Exhibit 23.4

CONSENT of QUALIFIED PERSON

Re: Annual Report on Form 10-K of Peabody Energy Corporation (the “Company”)

Xenith Consulting Pty Ltd (“Xenith”), in connection with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (together with any amendment or supplement thereto, the “Form 10-K”), consents to:
•the public filing by the Company and use of the Technical Report Summary titled, “TECHNICAL REPORT SUMMARY CENTURION MINE”, with an effective date of “October 15, 2024”, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit (including by incorporation by reference) to and referenced in the Form 10-K;
•the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-278545) and Registration Statement on Form S-8 (Registration No. 333-217107) (together, the “Registration Statements”);
•the use of and references to the undersigned's name, including the undersigned's status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Form 10-K, the Registration Statements and any such Technical Report Summary; and
•any extracts from or a summary of the Technical Report Summary in the Form 10-K and incorporated by reference in the Registration Statements and the use of any information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by the undersigned, that the undersigned supervised the preparation of, and/or that was reviewed and approved by the undersigned, that is included or incorporated by reference in the Form 10-K and the Registration Statements.

Xenith is an independent firm based in Brisbane, Australia. It has no affiliation with the Company, nor has an ownership, royalty, or other interest in the property that is the subject of the Technical Report Summary. This consent pertains to the following Sections of the Technical Report Summary. Xenith certifies that the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to as well as the references to the Technical Report Summary within the Form 10-K has been reviewed and that it fairly and accurately represents the information in the Technical Report Summary sections for which Xenith is responsible.

•Section 2 Introduction
•Section 3 Property Description
•Section 4 Accessibility, Climate, Local Resources
•Section 5 History
•Section 6 Geological Setting, Mineralization, and Deposit
•Section 7 Exploration
•Section 8 Sample Preparation, Analyses, and Security
•Section 9 Data Verification
•Section 11 Mineral Resource Estimates
•Section 21 Other Relevant Data and Information
•Corresponding Subsections of Section 1: Executive Summary
•Corresponding Subsections of Section 22: Interpretation and Conclusions
•Corresponding Subsections of Section 23: Recommendations
•Corresponding Subsections of Section 24: References
•Corresponding Subsections of Section 25: Reliance on Information Provided by Registrant

Xenith Consulting Pty Ltd

By: ___/s/ Troy Turner__________

Name:     Troy Turner
Title: Managing Director and CEO

Date: February 20, 2025

CONSENT of QUALIFIED PERSON

Re: Annual Report on Form 10-K of Peabody Energy Corporation (the “Company”)

I, Damien Wichlacz, Sr. Manager Mining Engineering of Peabody Energy Corporation, in connection with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (together with any amendment or supplement thereto, the “Form 10-K”), consent to:
•the public filing by the Company and use of the Technical Report Summary titled, “TECHNICAL REPORT SUMMARY CENTURION MINE” with an effective date of “October 15, 2024”, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit (including by incorporation by reference) to and referenced in the Form 10-K;
•the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-278545) and Registration Statement on Form S-8 (Registration No. 333-217107) (together, the “Registration Statements”);
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Form 10-K, the Registration Statements and any such Technical Report Summary; and
•any extracts from or a summary of the Technical Report Summary in the Form 10-K and incorporated by reference in the Registration Statements and the use of any information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of, and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 10-K and the Registration Statements.

I am an employee of the Company and a co-author of the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to the Form 10-K. This consent pertains to the following Sections of the Technical Report Summary. I certify that I have read the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to as well as the references to the Technical Report Summary within the Form 10-K and that it fairly and accurately represents the information in the Technical Report Summary sections for which I am responsible.

•Section 2 Introduction
•Section 3 Property Description
•Section 4 Accessibility, Climate, Local Resources
•Section 5 History
•Section 10 Mineral Processing and Metallurgical Testing
•Section 12 Mineral Reserve Estimates
•Section 13 Mining Methods
•Section 14 Processing and Recovery Methods
•Section 15 Infrastructure
•Section 16 Market Studies and Material Contracts
•Section 17 Environmental Studies, Permitting, and Plans, Negotiations, or Agreements with
Local Individuals or Groups
•Section 18 Capital and Operating Costs
•Section 19 Economic Analysis
•Section 20 Adjacent Properties
•Section 21 Other Relevant Data and Information
•Corresponding Subsections of Section 1: Executive Summary
•Corresponding Subsections of Section 22: Interpretation and Conclusions
•Corresponding Subsections of Section 23: Recommendations
•Corresponding Subsections of Section 24: References
•Corresponding Subsections of Section 25: Reliance on Information Provided by Registrant

Signature:     ___/s/ Damien Wichlacz ______

Date:        February 20, 2025

Damien Wichlacz
Sr. Manager Mining Engineering